Dear Shareholder:
     Optimism, the cautious kind, returned to the stock market in the second quarter. As the prospect for corporate profits grew bleaker, the level of stock prices grew better because investors are anticipating an economic recovery soon:

		Year
	2nd Qtr.	to Date
Nasdaq Composite	17.4%	-12.6%
S&P 500	5.9%	-6.7%
Russell 1000 Value Index	4.9%	-1.3%
Morningstar Large Value	4.9%	-0.9%

Your Portfolio	3.0%	4.1%

     Six major cuts in short-term interest rates this year leave no doubt about the Federal Reserve's new policy of monetary ease. Largely on the logic of "Don't fight the Fed," many investors view this as an infallible indicator that they should dive back into equities with every last bit of cash. Based on stock market history, the case is persuasive that easier monetary policy creates bull markets.
     Investor reaction to the Fed's monetary stimulus comes down to nostalgia for the past and forecast for the future. Investors understandably are nostalgic for the spectacular gains in technology stocks during the late 1990s. Even though that period contained many pleasant one-time events (e.g. lavish spending by dot com startups, Y2K outlays, a sharp rise in capital spending and the initial adoption of the Internet by most companies), many investors are buying the same tech stocks today in the hope of an instant replay of those past profits. That hope dovetails with the popular prediction that the Fed's recent actions will cause the economy and corporate profits to rebound vigorously and soon. Investors are looking over the valley of economic weakness to robust recovery, but in fact no one knows how deep and wide the valley will be. Their fearless forecast may prove right, but we lean to the more agnostic view expressed by Ezra Solomon: "The only function of economic forecasting is to make astrology look respectable."
     We have not jumped back into a fully invested position for three reasons which go beyond our normal inclination to take a position contrary to conventional wisdom:

1.

Corporate profits still contain a generous amount of both risk and uncertainty. Only a small slowing (not shrinking) of the economy has created a remarkably large decline in profits, particularly in the formerly favored technology sector. Demonstrating how confidence frequently exceeds competence, few confident investors in those stocks last year were competent enough to predict this year's profit plunge. Even more important than the short-term decline in profits is their long-term normal level. After several years of record high levels of profitability, corporate earning power may be declining toward a more sustainable but currently uncertain future normal level.

2.

The absolute level of equity valuation is currently at levels normally seen at past bull market peaks, not at bear market bottoms. Near record-high price/earnings ratios and near record-low dividend yields do not provide a great starting point for a sustainable rise in stock prices.

3.

What matters most to value investors such as ourselves are not the general observations above. What matters most is the opportunity provided by stocks in companies with good, understandable businesses available at cheap prices. Today's stock market offers us few such inviting opportunities. We will remain patient and disciplined in investing your remaining cash until the market opportunities fully justify it.

     So far this year the Fed has created a large amount of monetary ease in response to only a moderate weakness in the broad economy. We fully recognize that providing more liquidity has the effect of arresting what may have been a more serious cyclical downturn later this year. We also recognize that it creates a sense of relief and optimism in the minds of many investors that the worst of the bear market in stocks is over. While that condition is possible (but far from certain), our primary concern is a frustrating and very focused one-finding cheap stocks in which we can invest your cash with confidence and a margin of safety.

Inertia In Action

     In a market where frenetic trading is the norm, we appear more like the tortoise than the hare. Aside from the fact that our professional mission is to enrich our shareholders rather than our brokers and your tax collector, there are some good reasons for our slow portfolio turnover.
     There is no reason to trade when the values don't justify it. During periods such as this one we continue to research and value a large number of companies. Then we wait patiently for the stock market to offer us one cheaply. American Express is an example of a good company which recently became cheap enough to buy when its stock price dropped to $35. Like a tortoise doing a wind sprint, we quickly took a position and then resumed our normal inactivity.
     We also will adjust our existing positions in response to significant moves in their stock prices. We bought more of Freddie Mac last year when its price dropped to $40 and sold some when the price rose above $60. The underlying value of Freddie Mac's business was stable, but the major fluctuation in its share price enabled us to add value through trading activity.
     For investors of all ages, temperament drives behavior more than they are likely to admit. Younger investors lean toward tumultuous trading action; older investors incline toward portfolios which range from inactive to inert. Leaving temperament aside, the most rational course of action is to maintain a low level of activity supplemented by a willingness to become much more active if the value opportunities justify it as they did in 1987. Most of the time, however, our ideal investment is a good growing business which remains cheap enough for us to hold for many years. After all, the tortoise won the race.
     "Our technology is far too advanced for the accounting practices now used." So said the CEO of one company as he boldly went where no rational accountant has gone before (or is likely to go again). Insane equity prices require inane accounting practices to justify them, and the bull market of the late 1990s produced an abundance of both:

Pro forma accounting, once confined to genuinely rare events, became the favored form of financial plastic surgery. Ugly losses were cut away to leave more appealing growth curves on display. Few seriously believed the results of this accounting nip and tuck, but the game of pretending those results were meaningful required two willing players: executives in companies who conjured up the creative pro forma numbers and credulous investors who actually paid much attention to them. The Securities and Exchange Commission (SEC) now is investigating some of the more extreme examples of creative pro forma accounting.

Finding a few extra cents per share of earnings is a major objective for many aggressive companies. One way to accomplish that is to set up a captive finance subsidiary, which loans shaky customers the money to buy their products. The short-term impact is to raise sales and profits, particularly if inadequate provision is made for future loan losses. When short-term manipulation collides with economic reality, as it currently is doing for telecom equipment companies, large write-offs of those shaky loans become necessary.

There was a time when "nonrecurring write-offs" really were nonrecurring, but now they are a normal fact of accounting life for much (certainly not all) of corporate America. The particular facts of each case may vary enough to obscure the two major conclusions derived from the practice of regular write-offs: either past profits were overstated or future profits are going to be overstated. Investors who disregard write-offs do so on the principle that the sun would be shining if only those black clouds were not in the way. When the black cloud of write-offs is a fact, a rational investor must incorporate it into his analysis.

Capital gains on investments are great, but many companies have persuaded their auditors that those gains should be included as a part of normal net income. Investors then capitalize those often nonrecurring gains at some generous price/earnings ratio. We prefer a price/earnings ratio of one for one-time gains.

Stock options can be a wonderful way to align the interests of managers and stockholders. When the option amounts rise to numbers once reserved for the age of dinosaur bones, however, the few favored option holders understand Mae West's observation, "Too much of a good thing can be wonderful." Apart from their occasionally excessive amount, options suffer from inaccurate accounting by being relegated to footnotes in the annual report, which many shareholders never read. Unfortunately, the members of the Financial Accounting Standards Board voted not to require including options as a normal cost in computing corporate income even though many accountants consider that the best and most meaningful way to treat them.

A possible future problem arises not from doing something questionable, but from failing to change something which was in fact reasonable. Consider a company which assumes its pension assets will grow at 10% per year, a number well justified by the bull market of the last decade. Starting from now, however, that number is a stretch. Risk free government bonds yield under 6%, a fact which implies that any portfolio with high quality bonds must obtain double digit returns from equities to achieve an average return of 10%. Since the stock market currently sells at a near record price/earnings ratio of near record earnings, the cheerful assumption of double digit returns from equities is possible though doubtful. If companies eventually are forced to lower their pension return assumptions, the consequence will be reduced earnings and cash available to shareholders.

     Business practice has come a long way since it was said of Jay Gould in the 19th century, "When he is speaking he is lying. When he is silent he is stealing." Often outright fraud becomes more prevalent during a booming economy (e.g. the president of the New York Stock Exchange went to jail after the crash of 1929), but that is not the problem now. There is a difference between a fudge and a felony, and most of the problem here is merely fudging the accounting. The motives for painting profits in glowing colors are obvious: pleasing shareholders, making executive stock options profitable, getting a high stock price to use in acquisitions, etc. Part of our job as investment analysts is to correct the lens of financial reporting to one the rational owner of a business would use.
     The Securities and Exchange Commission recently changed financial reporting by a new rule mandating full disclosure of significant information to every relevant investor. The new rule makes a real difference to investors who try to outguess the stock market as to whether next quarter's earnings will be better or worse than expected. No longer can company executives favor certain analysts or investors with a wink, a nod, and selective guidance. Those same executives, however, still are free to discuss the basics of their business, their strategy for running it, and the long-term outlook which matters most to value investors such as ourselves. We favor the SEC's action on the basis of social equity and are indifferent on the basis of practical utility. It simply makes no difference to how we do our job.
/s/	/s/	/s/	/s/
James Gipson	Michael Sandler	Bruce G. Veaco	Peter Quinn
Chairman & President	Co-Manager	Co-Manager	Co-Manager

(UNAUDITED)

Investment Portfolio

June 30, 2001

Common Stocks (63.9%)
Shares		Value
	Advertising (1.9%)
1,216,900	The Interpublic Group of Companies, Inc.	$35,716,015

	Computer Services (1.9%)
1,063,900	Computer Sciences Corporation*	36,810,940

	Consumer Products (2.7%)
2,066,500	Newell Rubbermaid Inc.	51,869,150

	Food & Tobacco (16.8%)
2,176,000	Philip Morris Companies Inc.	110,432,000
2,884,200	McDonald's Corporation	78,046,452
1,752,600	UST Inc.	50,580,036
2,264,200	Sara Lee Corporation	42,883,948
662,224	Tyson Foods Inc. Class A	6,099,083
1,079,500	Other	33,464,500
		321,506,019

	Industrial & Electrical Equipment (1.3%)
603,500	Pitney Bowes Inc.	25,419,420

	Insurance & Financial Services (3.0%)
1,031,800	American Express Company	40,033,840
612,840	Old Republic International Corporation	17,772,360
		57,806,200
	Mortgage Finance (12.5%)
2,155,700	Freddie Mac	150,899,000
819,600	Fannie Mae	69,788,940
291,300	Golden West Financial Corporation	18,713,112
		239,401,052

	Real Estate Investments (11.8%)
1,167,400	Equity Residential Properties Trust	66,016,470
1,219,800	Equity Office Properties Trust	38,582,274
1,735,700	Security Capital Group Inc./Class B*	37,143,980
1,274,000	Archstone Communities Trust	32,843,720
629,200	Apartment Investment & Management Company	30,327,440
706,400	Mack-Cali Realty Corporation	20,118,272
		225,032,156

	Retailing (6.6%)
4,361,700	Staples, Inc.*	69,743,583
2,439,500	Office Depot, Inc.*	25,322,010
714,900	Target Corporation	24,735,540
332,400	Other	7,379,280
		127,180,413
	Special Situations (5.4%)
1,701,200	R.R. Donnelley & Sons Company	50,525,640
1,567,900	Manpower Inc.	46,880,210
117,100	Great Lakes Chemical Corporation	3,612,535
254,800	Airgas, Inc.*	3,032,120
		104,050,505

	Total Common Stocks (Cost $1,045,850,205)	1,224,791,870

Short Term Investments (37.1%)

Par Value

	Federal Home Loan Bank (5.5%)
104,781,000	5.500%, due 8/13/01 (Cost $104,738,937)	104,911,976

	State Street Repurchase Agreements (31.6%) (Note 6)
604,606,000	2.750%, due 7/02/01 (Cost $604,606,000)	604,606,000

	Total Short Term Investments (Cost $709,344,837)	709,517,976

	Total Investment Portfolio (101.0%) (Cost $1,755,195,042)	1,934,309,846

Cash and Receivables less Liabilities (-1.0%)		(18,641,339)

Net Assets (100.0%)		$1,915,668,507
		=================
See notes to financial statements.
*Non-income producing securities

(UNAUDITED)

Statement of Assets and Liabilities

June 30, 2001
Assets:
Investment Portfolio:
Investment securities, at market value (identified cost: $1,755,195,042)	$1,934,309,846

Cash	567
1,934,310,413

Receivable for:
Fund shares sold	8,619,195
Dividends & interest	4,646,446

Directed commission recapture (Note 5)	45,148
13,310,789
1,947,621,202
Liabilities:	================
Payable for:
Investments purchased	29,683,434
Fund shares repurchased	814,539
Accrued expenses (including $1,532,040 due adviser)	1,454,722
31,952,695

Net Assets: (equivalent to $82.50 per share on 23,221,291 shares
of Capital Stock outstanding-200,000,000 shares authorized)	$1,915,668,507
==================
Summary of Shareholders' Equity:
Paid-in Capital	$1,641,929,500
Unrealized appreciation of investments (Note 4)	179,114,804
Undistributed realized capital gains (Note 4)	77,169,632
Undistributed net investment income	17,454,571
Net assets at June 30, 2001	$1,915,668,507
See notes to financial statements.	=================

(UNAUDITED)

Statement of Operations
Six Months Ended June 30, 2001

Investment Income:
Interest		13,032,166
Dividends		12,516,883
Total Investment Income		25,549,049

Expenses:
Management fee (Note 2)	7,813,787
Transfer agent	367,518
Custodian and accounting (Note 5)	86,798
Registration fees	62,130
Postage & other	45,506
Printing	17,957
Legal	13,501
Insurance	13,011
Auditing	9,520
Directors' fees (Note 2)	7,500
ICI Dues	6,913
Taxes	398
Miscellaneous	747
	8,445,286
Reduction of Expenses (Note 5)	(350,808)
Total Expenses		8,094,478
Net Investment Income		17,454,571

Net Realized and Unrealized Gain on Investments:
Realized gain on investments (excluding short-term investments):
Proceeds from investments sold	257,455,733
Cost of investments sold	180,286,101
Net realized gain on investments (Notes 3 and 4)		77,169,632
Unrealized appreciation of investments:
Beginning of period	222,039,368
End of period (Note 4)	179,114,804
Decrease in unrealized appreciation of investments		(42,924,564)
Net realized and unrealized gain on investments		34,245,068
Net Increase in Net Assets resulting from Operations		51,699,639
		==============

(UNAUDITED)

Statement of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30, 2001	Dec 31, 2000
Increase in Net Assets:
Operations:
Net investment income	$17,454,571	$26,476,893
Net realized gain on investments (Note 3 and 4)	77,169,632	121,721,093
Net unrealized (depreciation) appreciation of investments	(42,924,564)	159,898,097
Net increase in net assets resulting from operations	51,699,639	308,096,083

Distributions to shareholders from:
Net investment income	-0-	(26,847,920)
Net realized capital gain	-0-	(121,707,058)
Return of Capital	-0-	(316,890)
Decrease in net assets resulting from distributions	-0-	(148,871,868)

Capital Stock Transactions:
Proceeds from Capital Stock sold
(10,634,318 and 6,011,969 shares, respectively)	853,770,911	469,119,447
Proceeds from Capital Stock purchased by reinvestment of dividends and distributions
(-0- and 1,799,323 shares, respectively)	-0-	139,969,302
Cost of Capital Stock redeemed
(4,654,311 and 5,286,016 shares, respectively)	(356,178,114)	(362,658,909)
Increase in net assets resulting
from Capital Stock transactions	497,592,797	246,429,840
Total increase in net assets	549,292,436	405,654,055

Net Assets:
Beginning of period (includes $-0- and $371,027 of
undistributed net investment income, respectively)	1,366,376,071	960,722,016
End of period (includes $17,454,571 and $-0- of
undistributed net investment income, respectively)	$1,915,668,507	$1,366,376,071
	==================	==================
See notes to financial statements.

(UNAUDITED)

Statement of Financial Highlights
	Six Months Ended June 30,	Year Ended December 31,
	2001	2000	1999	1998	1997	1996
Per Share Data
Net asset value,
beginning of period	$79.25	$65.28	$75.37	$76.86	$67.57	$60.74
Income (loss) from
Investment operations
Net Investment Income	0.75	1.83	2.27	1.64	1.36	0.83
Net realized and unrealized
Gain (loss) on investments	2.50	22.40	(3.96)	11.36	19.12	11.10
Total income (loss)
From investment operations	3.25	24.23	(1.69)	13.00	20.48	11.93
Less distributions of
Dividends from net
Investment income	---	(1.86)	(2.25)	(1.63)	(1.36)	(0.83)
Distributions of
Return of Capital	---	(0.02)	---	---	---	---
Distributions from net
Realized gain on investments	---	(8.38)	(6.15)	(12.86)	(9.83)	(4.27)
Net asset value, end of period	$82.50	$79.25	$65.28	$75.37	$76.86	$67.57
Total Return	4.1%	37.4%	(2.0%)	19.2%	30.2%	19.4%

Ratios and Supplemental Data
Net assets ($000's)
End of period	$1,915,669	$1,366,376	$960,722	$1,232,319	$824,083	$542,753

Ratio of Expenses
To average net assets	1.04%*	1.09%	1.10%	1.06%	1.08%	1.08%
Ratio of net investment income
To average net assets	2.23%*	2.88%	2.54%	2.13%	1.84%	1.32%
Portfolio Turnover Rate	47%*	46%	63%	65%	31%	24%

Number of shares outstanding
At end of period (000's)	23,221	17,241	14,716	16,350	10,721	8,033
*Annualized
See notes to financial statements

Notes to Financial Statements
June 30, 2001

note 1 - The Clipper Fundsm ("Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The investment objective of the Fund is long-term capital growth and capital preservation achieved primarily by investing in equity and equity substitute securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation potential. Bonds may be used when they are judged to offer higher potential long-term returns than stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles:

(a)

Security Valuation - Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Discounts and premiums are accreted and amortized over the life of the respective securities. Short term investments are stated at amortized cost, which approximates value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

(b)

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c)

Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(d)

Other - As is common in the industry, security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

note 2 - The Investment Adviser's management fee is equal to 1% per annum of the Fund's average daily net asset value. The management fee is accrued daily in computing the net asset value per share.
Each Director who is not an interested person of the Investment Adviser is compensated by the Fund at the rate of $1,250 per quarter.
note 3 - The cost of securities purchased (excluding short-term investments) for the six months ended June 30, 2001, was $558,712,384. The cost of securities held is the same for Federal income tax and financial reporting purposes. Realized gains or losses are based on the specific identification method.
note 4 - During the six months ended June 30, 2001, the Fund realized net capital gains of $77,169,632 from securities transactions for Federal income tax and financial reporting purposes. As of June 30, 2001, unrealized appreciation of investment securities for tax and financial reporting purposes aggregated $179,114,804 of which $187,258,630 related to appreciated securities and $8,143,826 related to depreciated securities.
note 5 - During the six months ended June 30, 2001, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions to brokers, in order to reduce operating expenses, was $357,311,723 and $496,270, respectively.
note 6 - As of June 30, 2001, the Fund held State Street Bank repurchase agreements, collateralized by U.S. Treasury Obligations, due August 2, 15 and 23, September 30, October 31, December 31, 2001 and January 31, 2002, respectively. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller (State Street Bank & Trust Co.) of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Click here to see Performance Graph

Past performance is no guarantee of future results. These returns assume redemption at the end of each period. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Morningstar Large Value Funds Index is an index of 823 actively managed large value mutual funds monitored by Morningstar. Data presented from inception of Fund (February 29, 1984) through June 30, 2001.

Performance

June 30, 2001
	CLIPPER	Large Value	S&P 500
Compounded Annual Returns:
One year	39.8%	8.0%	-14.8%
Three Years	15.7%	4.3%	3.9%
Five Years	18.6%	12.1%	14.5%
Ten Years	18.7%	13.6%	15.1%
Fifteen Years	15.6%	12.1%	14.0%
Since Inception (February 29, 1984)	17.3%	13.8%	15.8%

	Risk
Third Quarter, 1998	-1.7%	-12.6%	-10.0%

Fourth Quarter, 1987	-7.5%	-19.2%	-22.5%

Cumulative Decline During Down Quarters	-46.3%	-58.9%	-65.2%

Beta Since Inception (February 29, 1984)	0.52	0.81	1.00

Notes
All returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment return and principal value of investments fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.
Clipper Fundsm 's performance is compared with that of the S&P 500 Index, an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index, an index of 823 actively managed large value mutual funds monitored by Morningstar.
As disclosed in the letter to shareholders, the Nasdaq Composite Index, which is market-value weighted, measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The Russell 1000® Value Index, published by the Frank Russell Company, measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Results

On April 6, 2001, the Annual Shareholders' meeting for the Clipper FundSM was held. At the meeting, shareholders were asked to approve a slate of four (4) directors to serve for the coming year .
     Elected as directors of the Fund were James H. Gipson, Norman B. Williamson, Lawrence P. McNamee and F. Otis Booth, Jr.
     Votes were cast as follows:

				Broker
	For	Against	Withheld	Non-Votes

James H. Gipson	10,596,366	-	103,007	-
Norman B. Williamson	10,621,942	-	77,431	-
Lawrence P. McNamee	10,642,570	-	56,803	-
F. Otis Booth, Jr.	10,638,432	-	60,941	-

SHAREHOLDER PRIVACY NOTICE

     The Clipper Fundsm collects, but never discloses, nonpublic personal information about you to third parties and has no intention of doing so. The sources used to collect your information are:

Information we receive from you on applications or other forms; and
Information about your transactions with others, such as your financial advisor, or us.

The Clipper Fundsm will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions are met:

Clipper Fundsm receives your prior written consent;
Clipper Fundsm believes the recipient is your authorized representative;
Clipper Fundsm is permitted by law to disclose the information to the recipient in order to service your account(s); or
Clipper Fundsm is required by law to disclose information to the recipient.

     If you decide to close your account(s) or become an inactive customer, the Clipper Fundsm will adhere to the privacy policies and practices as described in this notice.
     If you hold shares of the Clipper Fundsm through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.
     Clipper Fundsm restricts access to your personal and account information to those employees who need to know that information to provide you products or services. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr-valueinvestors.com

DIRECTORS	QUARTERLY REPORT June 30, 2001
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.